UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 25, 2004

ISCO INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-22302	36-3688459
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

451 KINGSTON COURT, MT. PROSPECT, ILLINOIS,	60056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(847) 391-9400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operation and Financial Conditions

On October 25, 2004, ISCO International, Inc., issued a press release reporting its financial results for the third quarter ended September 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

The Company announced that its annual meeting of shareholders is scheduled for December 14, 2004. Announcements and proxy materials will be sent to shareholders shortly. The Board of Directors will recommend that the shareholders eliminate staggered director terms, effectively bringing all directors up for re-election annually. In addition, the Board of Directors announced that it intends to allow the Shareholder Rights Plan adopted in 1996 to expire at the end of its 10-year term in February 2006.

The information set forth under Item 2.02 of this report on Form 8-K is hereby incorporated in Item 7.01 by reference.

Item 9.01. Financial Statements and Exhibits

The following exhibits are filed with this Form 8-K:

Exhibit No.	Description
99.1	Press Release dated October 25, 2004.

The information in this report shall not be treated as “filed” for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISCO International, Inc.

Date: October 25, 2004	By:	/s/ Frank Cesario
Frank Cesario
Chief Financial Officer

Index of Exhibits

Exhibit Number	Description
99.1	Press Release dated October 25, 2004.